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SierraCities.com                                   Agreement Number295293/337589

                               CORPORATE GUARANTY

     FOR VALUE RECEIVED, and in consideration of, and in order to induce SierraCities.com Inc., (herein called "Lessor") to enter into a certain Master Lease Agreement (Lease No. 295293/337589) dated ___________________________
(herein called the "Lease"), with GTS/HDD, Inc. (herein called "Lessee'), a Arkansas corporation, with its principal place of business at 4890 Butterfield Coach Road, Springdale AR 72764, providing for the lease of certain equipment now leased or hereafter to be leased under the Lease and any Equipment Schedules) executed pursuant thereto (herein called the "Equipment"), the undersigned, Midwest Cable Communications of AR., Inc.. (herein called "Guarantor") a Arkansas Corporation , with its principal place of business at 7125 McGuire, Fayetteville, AR 72704, being financially interested in and dependent upon the economic well being of Lessee, hereby absolutely and unconditionally guarantees to Lessor the full and prompt performance by Lessee of all obligations which Lessee presently or hereafter may have to Lessor under the Lease and any Equipment Schedules) executed pursuant thereto, and the payment when due of all rent and all other sums presently or hereafter owing by Lessee to Lessor thereunder, and agrees to indemnify Lessor against any losses Lessor may sustain and expenses it may incur as a result of any default by Lessee under the Lease and/or as a result of the enforcement or attempted enforcement by Lessor of any of its rights against Guarantor hereunder.

     Guarantor hereby expressly waives all defenses which might constitute a legal or equitable discharge of a surety or guarantor, and agrees that this Guaranty shall be valid and unconditionally binding upon Guarantor regardless of
(i) the reorganization, merger or consolidation of Lessee into or with another entity, corporate or otherwise, or the dissolution of Lessee, or the sale or other disposition of all or substantially all of the capital stock, business or assets of Lessee to any other person or party, or (ii) the voluntary or involuntary bankruptcy (including a reorganization in bankruptcy) of Lessee, or
(iii) the granting by Lessor of any indulgences to Lessee, or (iv) the assertion by Lessor against Lessee of any of Lessor's rights and remedies provided for under the Lease or existing in its favor in law, equity or bankruptcy, or (v) the release of Lessee from any of its obligations under the Lease by Lessor or by operation of law or otherwise, or (vi) any invalidity, irregularity, defect or unenforceability of any provision of the Lease, or (vii) any defect in Lessor's title to any of the Equipment. Guarantor hereby waives notice of and consents to the leasing of all Equipment now or hereafter leased under the Lease and any Equipment Schedules) executed pursuant thereto, to any subleasing or other use of any Equipment permitted by Lessor, (regardless of whom any such sublessee or user may be), to all of the provisions of the Lease and any said Equipment Schedules), and to any amendments thereof, and to any actions taken thereunder, and to the execution by Lessee of the foregoing documents and of any other agreements, documents and instruments executed by Lessee in connection therewith. Guarantor further waives notice of Lessor's acceptance of this Guaranty, of any default and non-payment and/or non-performance by Lessee under the Lease, of presentment, protest and demand, and of all other matters to which Guarantor might otherwise be entitled.

     Guarantor further agrees that this Guaranty shall remain and continue in full force and effect notwithstanding any renewal, modification or extension of the Lease or the lease term of any Equipment, Guarantor hereby expressly waiving all notice of and consenting to any such renewal, modification or extension, and to the execution by Lessee of any documents pertaining to any such renewal, modification or extension. Guarantor further agrees that its liability under this Guaranty shall be absolute, primary and direct, and that Lessor shall not be required to pursue any right or remedy it may have against Lessee under the Lease or otherwise (and shall not be required to first commence any action or obtain any judgment against Lessee) before enforcing this Guaranty against Guarantor, and that Guarantor will, upon demand, pay Lessor the amount of all rents and all other sums, the payment of which, by Lessee, is in default under the Lease, and will, upon demand, perform all other obligations of Lessee, the performance of which, by Lessee, is in default under the Lease. Guarantor further warrants and represents to Lessor that the execution and delivery of this Guaranty is not in contravention of Guarantor's charter, certificate of incorporation, by-laws and applicable law; that the execution and delivery of this Guaranty, and the performance thereof, has been duly authorized by Guarantor's Board of Directors, and will not result in a breach of or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any lean agreerment, indenture or contract to which Guarantor is a party or by or under which it is bound.

     No payment by Guarantor hereunder shall entitle Guarantor, by subrogation, contribution, indemnity, reimbursement or otherwise, to any payment by Lessee under or out of the property of Lessee, except after the full performance, payment and discharge of all of Lessee's obligations to Lessor and/or Lessor's successors and assigns. If any claim is made upon Lessor and/or Lessor's successors and assigns at any time for repayment or recovery of any amounts) or other value received by Lessor or its successors and assigns from any source, in payment of or on account of any of the obligations of Lessee guaranteed hereunder and any of Lessor or its successors or assigns repays or otherwise becomes liable for all or any part of such claim, for whatever reason, Guarantor shall remain jointly and severally liable to Lessor and/or Lessor's successors and assigns hereunder as if such amounts) had never been received by Lessor or its successors or assigns, notwithstanding any termination hereof or the termination of the Lease or other agreements evidencing any of the obligations of Lessee. Further, notwithstanding the foregoing, in the event that Lessee is a partnership, the foregoing restrictions contained in this paragraph on payment by Lessee shall not prohibit distributions to Guarantor in its capacity as a partner of Lessee provided same is made by Lessee in the ordinary course of Lessee's business.

     Upon written request of Lessor, Guarantor will furnish Lessor unaudited quarterly financial statements of Guarantor within sixty (60) days after the end of each quarter, certified to be true and correct by its chief financial officer, and will also furnish Lessor, within ninety (90) days after the close of each fiscal year of Guarantor a consolidated Balance Sheet and Profit and Loss Statement and Source and Application of Funds of Guarantor as of the end of such year certified by the independent public accountants of Guarantor. To the extent that Guarantor is or may be required to submit quarterly and/or annual reports and/or certifications to the Securities Exchange Commission, Guarantor will furnish Lessor with copies of such reports and/or certifications at the time of the said submission of same by Guarantor.


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SierraCities.com                                   Agreement Number295293/337589

     Guarantor hereby agrees that the failure of Lessor to insist in any one or more instances upon a strict performance or observance of any of the terms, provisions or covenants of the Lease, or to exercise any of its rights thereunder, shall not be construed or deemed to be a waiver or relinquishment for the future of any such teens, provisions, covenants or rights, but such terms, provisions, covenants and rights shall continue and remain in full force and effect. Receipt by Lessor of any rent or other sums payable under the Lease with knowledge that Lessee has breached any of the teens, provision or covenants of the Lease shall not be deemed to be a waiver by Lessor of such breach.

     No assignment or other transfer by Lessor or Lessee of any interest, right or obligation under the Lease and any Equipment Schedule executed pursuant thereto, or assumption by any third party of the obligations of Lessee under the Lease and any said Equipment Schedule, shall extinguish or diminish the unconditional, absolute, primary and direct liability of Guarantor under this Guaranty, Guarantor hereby consenting to and waiving all notice of any such assignment, transfer or assumption.

     This Guaranty is assignable by Lessor without notice to Guarantor, but may not be assigned by Guarantor. Any assignee of Lessor shall have all the rights of Lessor hereunder and may enforce this Guaranty against Guarantor with the same force and effect as if this Guaranty were given to such assignee in the first instance. This Guaranty shall be construed liberally in Lessor's favor, shall inure to the benefit of Lessor, and its successors and assigns, and shall be binding upon Guarantor and its successors and assigns.

THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREES THAT THIS GUARANTY AND THE OBLIGATIONS PROVIDED FOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF CALIFORNIA AND THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THEREOF SHALL BE GOVERUED BY THE LAWS AND DECISIONS OF THE STATE OF CALIFORNIA. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY CONSENTS TO THE JURISDICTION AND VENUE OF ALL COURTS IN SAID STATE. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO PERSONAL SERVICE OF PROCESS IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LAST KNOWN ADDRESS OF THE UNDERSIGNED GUARANTOR, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN
(10) DAYS AFTER THE DATE OF MAILING THEREOF. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY IN SUCH COURT IS IN AN IMPROPER VENUE OR SUCH ACTION SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM. THE UNDERSIGNED GUARANTOR HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer, this 14th day of 3, __________.


                                        /s/  Bonnie L. Capwell
                                        --------------------------------------
                                        Guarantor

                                        By: Bonnie L. Capwell
                                            ----------------------------------

                                        Title: President
                                               -------------------------------

                                  CERTIFICATION

I, O. Lee Capwell do hereby certify that I am the duly elected and qualified Secretary of Midwest Cable Communications of AR., Inc., a Arkansas corporation, the Guarantor named in the foregoing Guaranty; that at a (special) (regular) meeting of the Board of Directors of said Corporation held on ________________, __________, at which meeting a quorum was present and acting throughout, the foregoing Guaranty was submitted to, and approved by, the Board of Directors of said Corporation, and that the officer that executed the Guaranty for and on behalf of the Corporation was so authorized by the Board of Directors of the Corporation.

1N WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 14th day of March.


                                             /s/ O. Lee Capwell
                                             ----------------------------------
                                             Secretary

                                             O. Lee Capwell


(Corporate Seal)